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                                                                    Exhibit 99.1

                                ALBERTSON'S, INC.
           (Unaudited - Dollars in millions, except per share amounts)

Condensed Consolidated Earnings Statements

                                                                   13 WEEKS ENDED                13 Weeks Ended
                                                                   APRIL 29, 2004                  May 1, 2003
---------------------------------------------------------------------------------------------------------------------
SALES                                                          $ 8,688         100.00%         $ 8,910         100.00%
Cost of sales                                                    6,240          71.82            6,372          71.52
---------------------------------------------------------------------------------------------------------------------
Gross profit                                                     2,448          28.18            2,538          28.48
Selling, general and administrative expenses                     2,255          25.95            2,162          24.27
Restructuring (credits) charges                                   --             --                 (7)         (0.08)
---------------------------------------------------------------------------------------------------------------------
Operating profit                                                   193           2.22              383           4.30
Other (expenses) income:
 Interest, net                                                    (103)         (1.18)            (103)         (1.16)
 Other, net                                                       --             --                  1           0.01
---------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income taxes             90           1.04              281           3.15
Income tax expense                                                  34           0.39              108           1.21
---------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                                 56           0.65              173           1.94
Discontinued operations:
 Operating loss                                                     (2)         (0.02)              (2)         (0.02)
 Loss on disposal                                                  (30)         (0.35)            --             --
 Income tax benefit                                                 12           0.14                1           0.01
---------------------------------------------------------------------------------------------------------------------
Loss from discontinued operations                                  (20)         (0.23)              (1)         (0.01)
---------------------------------------------------------------------------------------------------------------------
NET EARNINGS                                                   $    36           0.41%         $   172           1.93%
=====================================================================================================================

EARNINGS (LOSS) PER SHARE:
 Basic
  Continuing operations                                        $  0.15                         $  0.47
  Discontinued operations                                        (0.05)                           0.00
                                                               -------                         -------
  Net Earnings                                                 $  0.10                         $  0.47
                                                               =======                         =======
 Diluted
  Continuing operations                                        $  0.15                         $  0.47
  Discontinued operations                                        (0.05)                           0.00
                                                               -------                         -------
  Net Earnings                                                 $  0.10                         $  0.47
                                                               =======                         =======
WEIGHTED AVERAGE
 COMMON SHARES OUTSTANDING:
  Basic                                                            369                             368
  Diluted                                                          371                             369


Percentages may not sum due to rounding differences.

                                ALBERTSON'S, INC.
                            (Unaudited - In millions)

Condensed Consolidated Balance Sheet Data

                                                       APRIL 29, 2004   January 29, 2004
---------------------------------------------------------------------   ------------------
Assets
CURRENT ASSETS:
 Cash and cash equivalents                                 $ 2,033          $   289
 Accounts and notes receivable                                 746              683
 Inventories                                                 2,971            3,035
 Assets held for sale                                           82               69
 Other current assets                                          258              343
---------------------------------------------------------------------   ------------------
  TOTAL CURRENT ASSETS                                       6,090            4,419
LAND, BUILDINGS AND EQUIPMENT, NET                           9,063            9,145
GOODWILL AND INTANGIBLES, NET                                1,525            1,530
OTHER ASSETS                                                   299              300
---------------------------------------------------------------------   ------------------
TOTAL ASSETS                                               $16,977          $15,394
                                                           =======          =======
Liabilities and Stockholders' Equity
CURRENT LIABILITIES:
 Accounts payable                                          $ 1,828          $ 1,774
 Current portions of long-term debt and
  capital lease obligations                                    521              520
 Other current liabilities                                   1,331            1,391
---------------------------------------------------------------------   ------------------
  TOTAL CURRENT LIABILITIES                                  3,680            3,685
LONG-TERM DEBT                                               6,055            4,452
CAPITAL LEASE OBLIGATIONS                                      362              352
OTHER LONG-TERM LIABILITIES
  AND DEFERRED CREDITS                                       1,522            1,524
STOCKHOLDERS' EQUITY                                         5,358            5,381
---------------------------------------------------------------------   ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $16,977          $15,394
                                                           =======          =======
TOTAL COMMON SHARES
  OUTSTANDING AT END OF PERIOD                                 368              368

                                   ALBERTSON'S INC.
                              (Unaudited - In millions)

Condensed Consolidated Cash Flow Data

                                                           13 WEEKS ENDED  13 Weeks Ended
                                                           APRIL 29, 2004   May 1, 2003
-------------------------------------------------------------------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net earnings                                                 $    36         $   172
 Adjustments to reconcile net earnings to net
 cash provided by operating activities:
  Depreciation and amortization                                   246             239
  Net deferred income taxes                                        90               7
  Discontinued operations noncash charges                          33            --
  Other non-cash charges                                           22               3
 Changes in operating assets and liabilities                      (20)            (41)
-------------------------------------------------------------------------  ---------------
   Net cash provided by operating activities                      407             380
-------------------------------------------------------------------------  ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                                            (220)           (330)
 Proceeds from disposal of land, buildings
  and equipment                                                    32              39
 Other                                                             (9)             (8)
-------------------------------------------------------------------------  ---------------
   Net cash used in investing activities                         (197)           (299)
-------------------------------------------------------------------------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from commercial paper borrowings                      1,603              50
 Cash dividends paid                                              (70)            (71)
 Payments on long-term borrowings                                  (5)             (7)
 Stock purchases and retirements                                 --              (108)
 Other                                                              6            --
-------------------------------------------------------------------------  ---------------
   Net cash provided by (used in) financing activities          1,534            (136)
-------------------------------------------------------------------------  ---------------
NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                           1,744             (55)
CASH AND CASH EQUIVALENTS
 AT BEGINNING OF PERIOD                                           289             162
-------------------------------------------------------------------------  ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                    $ 2,033         $   107
                                                              =======         =======